Exhibit 99.2

Third Quarter 2019 Earnings Supplemental Three and Nine Months Ended September 30, 2019 www.globalmedicalreit.com NYSE: GMRE

Corporate Information and Analyst Coverage Executive Team Jeffrey Busch Chief Executive Officer, Chairman and President Alfonzo Leon Chief Investment Officer Danica Holley Chief Operating Officer Bob Kiernan Chief Financial Officer and Treasurer Jamie Barber General Counsel and Corporate Secretary Allen Webb Senior VP, SEC Reporting and Technical Accounting Board of Directors Jeffrey Busch Chief Executive Officer, Chairman and President Henry Cole Lead Independent Director and Compensation Committee Chair Paula Crowley Director Matthew Cypher, Ph.D. Investment Committee Chair Zhang Huiqi Director Zhang Jingguo Director Ronald Marston Nominating and Corporate Governance Committee Chair Dr. Roscoe Moore Director Lori Wittman Audit Committee Chair Sell - Side Analyst Coverage Firm Name Email Phone Baird Drew T. Babin dbabin@rwbaird.com 610.238.6634 B. Riley FBR Bryan Maher bmaher@brileyfbr.com 646.885.5423 Compass Point Merrill Ross mross@compasspointllc.com 202.534.1392 D.A. Davidson Barry Oxford Jr., CFA boxford@dadco.com 212.240.9871 Janney Robert Stevenson robstevenson@janney.com 646.448.3028 Stifel Chad Vanacore vanacorec@stifel.com 518.587.2581 2 3Q - 2019| Earnings Supplemental Corporate Information Corporate Headquarters Stock Exchange Listing Transfer Agent Investor Relations 2 Bethesda Metro Center, Suite 440 New York Stock Exchange American Stock Transfer & Trust Company Evelyn Infurna – Evelyn.Infurna@icrinc.com ; 203.682.8265 Bethesda, MD 20814 Ticker: GMRE 800.937.5449 Kara Smith – Kara.Smith@icrinc.com ; 646.277.1211

Select Quarterly Financial Data (unaudited, and in thousands, except per share and unit amounts) 3 3Q - 2019| Earnings Supplemental * See Page 8 for a reconciliation of non - GAAP financial measures for Funds from Operations and Adjusted Funds from Operations. As of or for the Three Months Ended September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Market capitalization (common and OP) $ 449,536 $ 396,858 $ 370,194 $ 258,601 $ 224,761 Market price per share - common $ 11.40 $ 10.50 $ 9.82 $ 8.89 $ 9.42 Common stock and OP units outstanding 39,433 37,796 37,698 29,089 23,860 Preferred equity $ 74,959 $ 74,959 $ 74,959 $ 74,959 $ 74,959 Common equity $ 266,029 $ 256,217 $ 265,261 $ 194,336 $ 161,996 Noncontrolling interest $ 30,455 $ 30,427 $ 30,342 $ 30,455 $ 17,701 Total stockholders' equity $ 371,443 $ 361,603 $ 370,562 $ 299,750 $ 254,656 Investment in real estate, gross $ 830,446 $ 763,601 $ 668,931 $ 647,550 $ 613,037 Borrowings: Credit Facility - revolver, gross $ 67,225 $ 144,475 $ 123,675 $ 180,275 $ 197,400 Credit Facility - term loan, gross $ 300,000 $ 175,000 $ 100,000 $ 100,000 $ 100,000 Notes payable, gross $ 39,352 $ 39,385 $ 39,418 $ 39,453 $ 39,475 Weighted average interest rate for quarter 4.21% 4.27% 4.67% 4.48% 4.23% Debt Covenants (as defined in Credit Facility): Leverage ratio (up to 60% allowed) 48.8% 46.7% 39.2% 49.0% 53.9% Fixed charge coverage ratio (1.50x minimum allowed) 2.09 2.01 1.94 1.92 1.91 Three Months Ended Rental revenue $ 18,117 $ 16,835 $ 15,141 $ 14,348 $ 13,995 Interest expense $ 4,549 $ 4,132 $ 4,025 $ 4,294 $ 4,055 Management fees - related party $ 1,621 $ 1,584 $ 1,334 $ 1,142 $ 1,104 G&A expenses $ 1,681 $ 1,640 $ 1,606 $ 1,368 $ 1,395 Depreciation and amortization expenses $ 6,506 $ 5,863 $ 4,869 $ 4,661 $ 4,567 Operating expenses $ 1,362 $ 1,143 $ 1,323 $ 992 $ 941 Total expenses $ 15,887 $ 14,418 $ 13,157 $ 12,547 $ 12,230 Gain on sale of investment property $ - $ - $ - $ 7,675 $ - Net income attributable to common stockholders $ 770 $ 904 $ 528 $ 7,036 $ 286 Net income per share $ 0.02 $ 0.03 $ 0.02 $ 0.31 $ 0.01 Wtd . avg. basic and diluted common shares (GAAP) 35,512 34,559 27,380 22,815 21,797 FFO * $ 7,359 $ 6,870 $ 5,457 $ 5,035 $ 4,885 FFO per share and unit * $ 0.19 $ 0.18 $ 0.17 $ 0.20 $ 0.20 AFFO* $ 7,498 $ 6,836 $ 5,394 $ 4,988 $ 4,911 AFFO per share and unit* $ 0.19 $ 0.18 $ 0.17 $ 0.20 $ 0.20 Wtd . avg. common shares, OP and LTIP units 39,449 38,487 31,206 25,371 24,242

Third Quarter Highlights 4 3Q - 2019| Earnings Supplemental OPERATING HIGHLIGHTS • Third quarter 2019 total revenue of $ 18 . 2 million, increased 29 . 9 % compared to the prior year period . • Quarterly net income per share of $ 0 . 02 on a diluted basis . • Funds from Operations (“FFO ”) of $0.19 per share and unit for the third quarter of 2019, as compared to $0.20 per share and unit for the prior year period. • Adjusted Funds from Operations (“AFFO”) of $0.19 per share and unit for the third quarter of 2019, as compared to $0.20 per share and unit in the prior year period. COMMON AND PREFERRED DIVIDENDS • On September 13, 2019, the Board of Directors declared: • $0.20 per share cash dividend to common stockholders of record as of September 2 5 , 2019, which was paid on October 1 0 , 2019. • $0.46875 per share cash dividend to holders of record as of October 15, 2019 of its Series A Preferred Stock, which was paid on October 31, 2019 . ACQUISITION ACTIVITY • During the third quarter of 2019 , the Company acquired seven properties, encompassing an aggregate 257 , 783 leasable square feet, for an aggregate purchase price of $ 66 . 1 million with a weighted average cap rate of 7 . 7% . • From September 30 , 2019 through November 6 , 2019 , the Company acquired an additional three properties , encompassing and aggregate 147 , 799 leasable square feet, for an aggregate purchase price of $ 58 . 3 million with a weighted average cap . rate of 7 . 5% . CAPITAL MARKETS ACTIVITY • During the third quarter of 2019 , the Company issued 1 . 6 million shares of common stock at an average offering price of $ 10 . 94 per share pursuant to its ATM program, generating gross proceeds of $ 17 . 9 million . DEBT AND HEDGING ACTIVITY • On September 30 , 2019 , the Company amended its Credit Facility to, among other things, exercise the remaining $ 75 million accordion feature and add a new $ 150 million accordion feature to the facility . Upon completing the amendment, the Credit Facility consisted of a $ 200 million Revolver , a $ 300 million Term Loan and a $ 150 million accordion . • On October 3 , 2019 , the Company entered into two interest rate swaps with an aggregate notional value of $ 130 million . These swaps effectively fix the LIBOR component of the corresponding Term Loan borrowings at 1 . 21% . In total the Company has entered into five interest rate swaps with three counterparties to hedge the LIBOR component of its interest rate risk related to the Term Loan . Together, these swaps effectively fix the LIBOR component of the entire $ 300 million Term Loan on a weighted average basis at 2 . 17% . THIRD QUARTER 2019 AND SUBSEQUENT PERIOD HIGHLIGHTS

Condensed Consolidated Statements of Operations 5 Three Months Ended September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Revenue Rental revenue $ 18,117 $ 16,835 $ 15,141 $ 14,348 $ 13,995 Other income 78 45 59 28 8 Total revenue 18,195 16,880 15,200 14,376 14,003 Expenses General and administrative 1,681 1,640 1,606 1,368 1,395 Operating expenses 1,362 1,143 1,323 992 941 Management fees – related party 1,621 1,584 1,334 1,142 1,104 Depreciation expense 5,006 4,608 3,867 3,680 3,614 Amortization expense 1,500 1,255 1,002 981 953 Interest expense 4,549 4,132 4,025 4,294 4,055 Preacquisition fees 168 56 - 90 168 Total expenses 15,887 14,418 13,157 12,547 12,230 Income before gain on sale of investment property 2,308 2,462 2,043 1,829 1,773 Gain on sale of investment property - - - 7,675 - Net income $ 2,308 $ 2,462 $ 2,043 $ 9,504 $ 1,773 Less : Preferred stock dividends (1,455) (1,455) (1,455) (1,455) (1,455) Less : Net income attributable to noncontrolling interest (83) (103) (60) (1,013) (32) Net income attributable to common stockholders $ 770 $ 904 $ 528 $ 7,036 $ 286 Net income attributable to common stockholders per share - basic and diluted $ 0.02 $ 0.03 $ 0.02 $ 0.31 $ 0.01 Weighted average shares outstanding – basic and diluted 35,512 34,559 27,380 22,815 21,797 3Q - 2019| Earnings Supplemental (unaudited, and in thousands, except per share amounts)

Condensed Consolidated Balance Sheets 6 3Q - 2019| Earnings Supplemental As of September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Assets Investment in real estate: Land $ 86,878 $ 76,831 $ 68,326 $ 63,710 $ 56,839 Building 637,505 597,029 533,430 518,451 493,503 Site improvements 9,100 7,672 6,982 6,880 6,714 Tenant improvements 31,465 27,371 16,206 15,357 14,328 Acquired lease intangible assets 65,498 54,698 43,987 43,152 41,653 830,446 763,601 668,931 647,550 613,037 Less: accumulated depreciation and amortization (48,731) (41,882) (35,771) (30,625) (26,839) Investment in real estate, net 781,715 721,719 633,160 616,925 586,198 Cash and cash equivalents 2,815 3,216 1,844 3,631 3,005 Restricted cash 3,011 2,656 1,464 1,212 817 Tenant receivables 4,167 3,935 3,559 2,905 1,744 Due from related parties 75 - - - - Escrow deposits 2,865 3,518 3,296 1,752 2,628 Deferred assets 13,307 11,831 10,358 9,352 8,590 Other assets 4,363 3,847 3,009 322 1,109 Total assets $ 812,318 $ 750,722 $ 656,690 $ 636,099 $ 604,091 Liabilities and Equity Liabilities: Credit facility, net $ 363,242 $ 315,691 $ 219,993 $ 276,353 $ 293,273 Notes payable, net 38,651 38,652 38,652 38,654 38,643 Accounts payable and accrued expenses 5,501 4,224 3,385 3,664 4,420 Dividends payable 9,470 9,081 8,985 6,981 6,109 Security deposits and other 6,362 5,881 4,122 4,152 3,928 Due to related parties, net 1,584 1,358 1,100 1,030 1,028 Derivative liability 10,399 9,083 5,520 3,487 - Other liability 2,379 2,371 2,367 - - Acquired lease intangible liability, net 3,287 2,778 2,004 2,028 2,034 Total liabilities $ 440,875 $ 389,119 $ 286,128 $ 336,349 $ 349,435 Equity : Preferred stock ($77,625 liquidation preference) 74,959 74,959 74,959 74,959 74,959 Common stock 36 35 35 26 22 Additional paid - in capital 340,435 322,872 322,359 243,038 208,938 Accumulated deficit (63,846) (57,397) (51,390) (45,007) (46,855) Accumulated other comprehensive loss (10,596) (9,293) (5,743) (3,721) (109) Total Global Medical REIT Inc. stockholders' equity 340,988 331,176 340,220 269,295 236,955 Noncontrolling interest 30,455 30,427 30,342 30,455 17,701 Total equity 371,443 361,603 370,562 299,750 254,656 Total liabilities and equity $ 812,318 $ 750,722 $ 656,690 $ 636,099 $ 604,091 (unaudited, and in thousands, except par values)

Condensed Consolidated Statements of Cash Flows 7 3Q - 2019| Earnings Supplemental Nine Months Ended September 30, 2019 2018 Operating activities Net income $ 6,813 $ 5,057 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 13,481 9,965 Amortization of acquired lease intangible assets 3,757 2,645 Amortization of above market leases, net 634 484 Amortization of deferred financing costs and other 1,000 1,327 Stock - based compensation expense 2,493 1,978 Capitalized preacquisition costs charged to expense 162 132 Other 82 - Changes in operating assets and liabilities: Tenant receivables (1,232) (1,040) Deferred assets (3,955) (4,597) Other assets (154) (126) Accounts payable and accrued expenses 911 1,434 Security deposits and other 2,210 1,800 Accrued management fees due to related party 479 41 Net cash provided by operating activities 26,681 19,100 Investing activities Purchase of land, buildings, and other tangible and intangible assets and liabilities (181,440) (133,851) Escrow deposits for purchase of properties (897) (774) Loans to related parties - (49) Capital expenditures on existing real estate investments (337) (2,014) Preacquisition costs - 257 Net cash used in investing activities (182,674) (136,431) Financing activities Net proceeds received from common equity offerings 96,799 3,209 Escrow deposits required by third party lenders (216) (216) Repayment of note payable (101) - Proceeds from Credit Facility 164,450 142,900 Repayment of Credit Facility (77,500) (10,400) Payments of deferred financing costs (924) (2,750) Redemption of LTIP Units - (263) Dividends paid to common stockholders, and OP Unit and LTIP Unit holders (21,167) (14,075) Dividends paid to preferred stockholders (4,365) (4,366) Net cash provided by financing activities 156,976 114,039 Net increase (decrease) in cash and cash equivalents and restricted cash 983 (3,292) Cash and cash equivalents and restricted cash — beginning of period 4,843 7,114 Cash and cash equivalents and restricted cash — end of period $ 5,826 $ 3,822 (unaudited, and in thousands)

Reconciliation of Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO) Non - GAAP Financial Measures FFO and AFFO are non - GAAP financial measures within the meaning of the rules of the SEC . The Company considers FFO and AFFO to be important supplemental measures of its operating performance and believes FFO is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results . In accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, FFO means net income or loss computed in accordance with GAAP before noncontrolling interests of holders of OP units and LTIP units, excluding gains (or losses) from sales of property and extraordinary items, less preferred stock dividends, plus real estate - related depreciation and amortization (excluding amortization of deferred financing costs and above - market lease amortization expense), and after adjustments for unconsolidated partnerships and joint ventures . Because FFO excludes real estate - related depreciation and amortization (other than amortization of deferred financing costs and above and below market lease amortization expense), the Company believes that FFO provides a performance measure that, when compared period - over - period, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from the closest GAAP measurement, net income or loss . AFFO is a non - GAAP measure used by many investors and analysts to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations . Management calculates AFFO by modifying the NAREIT computation of FFO by adjusting it for certain cash and non - cash items and certain recurring and non - recurring items . For the Company these items include : (a) recurring acquisition and disposition costs, (b) loss on the extinguishment of debt, (c) recurring straight line deferred rental revenue, (d) recurring stock - based compensation expense, (e) recurring amortization of above and below market leases, (f) recurring amortization of deferred financing costs, (g) recurring lease commissions, and (h) other items . Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis . The Company’s FFO and AFFO computations may not be comparable to FFO and AFFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, that interpret the NAREIT definition differently than the Company does, or that compute FFO and AFFO in a different manner . 8 3Q - 2019| Earnings Supplemental Three Months Ended September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Net income $ 2,308 $ 2,462 $ 2,043 $ 9,504 $ 1,773 Preferred stock dividends (1,455) (1,455) (1,455) (1,455) (1,455) Depreciation and amortization expense 6,506 5,863 4,869 4,661 4,567 Gain on sale of investment property - - - (7,675) - FFO $ 7,359 $ 6,870 $ 5,457 $ 5,035 $ 4,885 Amortization of above market leases, net (1) 229 191 219 204 190 Straight line deferred rental revenue (1,476) (1,472) (1,366) (1,345) (1,417) Stock - based compensation expense 868 854 771 693 741 Amortization of deferred financing costs and other 350 337 313 311 344 Preacquisition fees 168 56 - 90 168 AFFO $ 7,498 $ 6,836 $ 5,394 $ 4,988 $ 4,911 FFO per share and unit $ 0.19 $ 0.18 $ 0.17 $ 0.20 $ 0.20 AFFO per share and unit $ 0.19 $ 0.18 $ 0.17 $ 0.20 $ 0.20 Weighted Average Common Shares, OP and LTIP Units: Common shares 35,512 34,559 27,380 22,815 21,797 OP units 3,143 3,143 3,145 1,968 1,857 LTIP units 794 785 681 588 588 Total Weighted Average Shares and Units 39,449 38,487 31,206 25,371 24,242 (unaudited, and in thousands, except per share and unit amounts) (1) The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. Accordingly, amortization o f a bove and below market leases is no longer included as a reconciling item in determining FFO.

Capitalization and Dividend Summary 9 3Q - 2019| Earnings Supplemental Capitalization - As of September 30, 2019 Shares/Units Share Price Total Common Equity Common Shares 36,290 $ 11.40 $ 413,706 OP Units 3,143 35,830 Total Common Shares and OP Units 39,433 $ 449,536 Preferred Series A Cumulative Redeemable Preferred Stock (1) 3,105 $ 74,959 Debt Credit Facility, gross $ 367,225 Notes Payable, gross 39,352 Total Debt $ 406,577 Total Capitalization $ 931,072 (1) The Company may redeem the Series A Preferred Stock for cash in whole or in part, on or after September 15, 2022 at a cash re dem ption price of $25.00 per share, plus any accrued and unpaid dividends. (unaudited, and in thousands, except per share data) Preferred Dividends Date Announced Record Date Payment Date Dividend Amount Dividends per Share December 13, 2018 January 15, 2019 January 31, 2019 $ 1,455 $ 0.46875 March 6, 2019 April 15, 2019 April 30, 2019 $ 1,455 $ 0.46875 June 14, 2019 July 15, 2019 July 31, 2019 $ 1,455 $ 0.46875 September 13, 2019 October 15, 2019 October 31, 2019 $ 1,455 $ 0.46875 Common Dividends Date Announced Record Date Payment Date Dividend Amount Dividends per Share December 13, 2018 December 26, 2018 January 10, 2019 $ 5,695 $ 0.20 March 6, 2019 March 26, 2019 April 10, 2019 $ 7,688 $ 0.20 June 14, 2019 June 26, 2019 July 11, 2019 $ 7,699 $ 0.20 September 13, 2019 September 25, 2019 October 10, 2019 $ 8,004 $ 0.20

Acquisitions 2019 Completed Acquisitions Since January 1 , 2019 , the Company has completed 16 acquisitions, encompassing an aggregate 664 , 515 leasable square feet for a total purchase price of $ 239 . 0 million with annualized base rent of $ 17 . 9 million at a weighted average cap rate of 7 . 5% . 10 3Q - 2019| Earnings Supplemental Leasable Price (1) Base Rent (2) Capitalization Date Property City, State Square Feet (in thousands) (in thousands) Rate (3) 2/28/2019 AMG Specialty Hospital Zachary, LA 12,424 $ 4,500 $ 409 9.1% 3/19/2019 East Valley Gastro Chandler, AZ 39,305 16,100 1,177 7.3% First Quarter Total 51,729 $ 20,600 $ 1,586 7.7% 4/15/2019 Encompass Health Rehabilitation Hospital of Desert Canyon Las Vegas, NV 53,260 $ 21,500 $ 1,504 7.0% 4/15/2019 Cobalt Rehabilitation Hospital of Surprise Surprise, AZ 54,575 28,500 1,971 6.9% 4/15/2019 Saint Joseph Rehabilitation Institute Mishawaka, IN 45,920 16,000 1,464 9.2% 4/15/2019 Mercy Rehabilitation Hospital Oklahoma City Oklahoma City, OK 53,449 28,000 1,872 6.7% Second Quarter Total 207,204 $ 94,000 $ 6,811 7.2% 7/12/2019 cCare San Marcos, CA 20,230 $ 11,850 $ 864 7.3% 8/1/2019 East Lansing Portfolio Lansing, MI 42,817 11,025 852 7.7% 8/5/2019 Bannockburn Medical Office Bannockburn, IL 44,063 6,900 520 7.5% 8/6/2019 Advocate Dreyer Aurora, IL 50,000 12,500 1,019 8.2% 8/14/2019 Mission Health Livonia, MI 61,621 10,500 855 8.1% 8/23/2019 Arizona Center for Digestive Health Gilbert, AZ 14,052 5,500 388 7.1% 9/26/2019 Med Express Morgantown, WV 25,000 7,825 600 7.7% Third Quarter Total 257,783 $ 66,100 $ 5,098 7.7% First Three Quarters 2019 Total/Weighted Average 516,716 $ 180,700 $ 13,495 7.5% 10/1/2019 Steward Surgical Hospital Beaumont, TX 84,675 $ 33,600 $ 2,574 7.7% 10/25/2019 St. Davis Emergency Center Bastrop, TX 28,500 11,828 917 7.8% 10/31/2019 Eye Center of NoFL Panama City, FL 34,624 12,900 907 7.0% Fourth Quarter To - Date Total 147,799 $ 58,328 $ 4,398 7.5% 2019 To - Date Total/Weighted Average 664,515 $ 239,028 $ 17,893 7.5% (1) Represents contractual purchase price. (2) September 2019 base rent or month of acquisition base rent (or estimated NOI for cCare , East Lansing, Bannockburn, and Mission Health properties) multiplied by 12. (3) Capitalization rates are calculated based on current lease terms and do not give effect to future rent escalations. Additionally, we have three properties under contract for an aggregate purchase price of $26 million. We are currently in the du e diligence period for our properties under contract. If we identify problems with one or more of these properties or the operator of the property during our due diligence review, we may not close the transac tio n on a timely basis or we may terminate the purchase agreement and not close the transaction.

Portfolio Update 11 Total Buildings 101 Total Leasable Square Feet 2,595,631 Total Tenants 84 Occupancy 100% Total Annualized Cash Rent (in thousands) $64,565 Portfolio Rent Coverage* 4.9x Weighted Average Cap Rate 7.9% Weighted Average Lease Term (years) 8.9 Weighted Average Rent Escalations 2.1% (as of September 30, 2019 unless otherwise stated) 3Q - 2019| Earnings Supplemental $124.8 $206.9 $314.8 $355.4 $422.3 $471.5 $537.3 $602.0 $613.0 $647.6 $668.9 $763.6 $830.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Q3-2016 Q4-2016 1Q-2017 2Q-2017 3Q-2017 4Q2017 1Q-2018 2Q-2018 3Q-2018 4Q-2018 1Q-2019 2Q-2019 3Q-2019 Gross Portfolio Growth Since IPO – ( In Millions ) Gross Real Estate Assets Gross Real Estate Investments During Quarter *See page 17 for footnotes

Portfolio Update Continued 12 3Q - 2019| Earnings Supplemental Top 10 Tenants % of Annualized Base Rent (1) (1) Monthly base rent as of September 30, 2019 multiplied by 12 10.9% 8.3% 7.6% 5.6% 4.2% 3.5% 3.1% 2.9% 2.7% 2.6% Encompass Memorial Health Kindred Health OCOM Carrus Hospital Pipeline Health Curahealth Select Medical Prospect Health Trinity Health 55.4% 28.0% 5.9% 3.7% 3.5% 3.5% MOB Total 55.4% MOB 31.4% MOB/ASC 17.5% MOB/Imaging/ER 6.5% IRF 28.0% Surgical Hospital 5.9% Office 3.7% Acute Hospital 3.5% LTACH 3.5% Texas 18.3% Ohio 11.1% Pennsylvania 9.6% Arizona 8.9% Oklahoma 8.5% Illinois 6.5% Florida 6.1% Tennessee 3.9% Michigan 3.3% California 3.2% Other 20.6% 18.3% 11.1% 9.6% 8.9% 8.5% 6.5% 6.1% 3.9% 3.3% 3.2% 20.6% Top 10 States % of Annualized Base Rent (1) Asset Types % of Annualized Base Rent (1) (as of September 30, 2019)

Operating Metrics Tenant Affiliation or Property Location Category By Rent (A) On Campus or Adjacent 23% (B) Health System Affiliated 49% (C) On Campus or Affiliated 57% (D) Rehab Hospital / LTACH 31% (E) Retail Center 25% (F) Medical Office Park 25% (G) National Surgical Operator 13% (A), (B), (D), (E ), ( F ) or (G) 95% Year Number of Leases Leased Square Feet % of Total Leased SF ABR % of Total ABR 2019 0 - ଲ  $ ଲ  ଲ  2020 3 6,753 0.3% $ 113 0.2% 2021 6 163,116 6.3% $ 3,972 6.2% 2022 12 60,887 2.4% $ 1,233 1.9% 2023 12 137,748 5.3% $ 3,977 6.2% 2024 20 213,725 8.3% $ 6,451 10.0% 2025 6 115,865 4.5% $ 2,698 4.2% 2026 15 323,563 12.5% $ 6,234 9.7% 2027 14 331,572 12.8% $ 9,890 15.3% 2028 4 66,952 2.6% $ 1,570 2.4% 2029 10 233,965 9.0% $ 6,691 10.4% 2030+ 29 932,667 36.1% $ 21,736 33.7% Total Leased 131 2,586,813 100.0% $ 64,565 100.0% 13 Lease Expiration Schedule (% of Leased SF) and Annualized Base Rent (ABR) ($ in thousands) Tenant Credit Strength By Asset Type Category % of ABR Rent Coverage Ratio Inpatient Rehab Facility (IRF) 28.00% 3.63x Surgical Hospital (SH) 5.63% 5.74x Long - term Acute Care Hospital (LTACH) 3.53% 3.43x TOTAL/WEIGHTED AVERAGE 37.16% 3.93x Medical Office Building (MOB) 20.84% 5.70x MOB/Ambulatory Surgery Center (ASC) 12.10% 6.48x TOTAL/WEIGHTED AVERAGE 32.93% 5.99x All Tenants Calculated for Rent Coverage 70.09% 4.90x Large/Credit Tenants Not Calculated 23.57% N/A Other Tenants Not Available 6.3% N/A 3Q - 2019| Earnings Supplemental (as of September 30, 2019 unless otherwise stated) See page 17 for footnotes

Top 10 Tenant Profiles Encompass Health (Ba 3 ) (NYSE : EHC), headquartered in Birmingham, AL is a national leader in integrated healthcare services offering both facility - based and home - based patient care through its network of inpatient rehabilitation hospitals, home health agencies and hospice agencies . With a national footprint that spans 130 hospitals and 278 home health & hospice locations in 36 states and Puerto Rico, Encompass Health is committed to delivering high - quality, cost - effective care across the post - acute continuum . Encompass Health is ranked as one of Fortune's 100 Best Companies to Work For, as well as Modern Healthcare's Best Places to Work . Marietta Memorial Health System (MMH), (BB - ) is headquartered in Marietta, OH, and is the largest health system in the Parkersburg - Marietta - Vienna MSA . The largest employer in Washington County, MMH comprises (i) two hospitals, Marietta Memorial Hospital ( 154 - bed) and Selby General Hospital ( 25 - bed) critical access hospital ; (ii) the Belpre Campus ; (iii) ten clinic outpatient service sites ; and (iv) five imaging locations, and has over 2 , 500 employees and 211 accredited physicians . Oklahoma Center for Orthopedic & Multi - Specialty Surgery, LLC (OCOM) is based Oklahoma City, OK and affiliated with USPI and INTEGRIS, and is a leading hospital for orthopedic specialists . OCOM operates a surgical hospital with nine operating rooms and a physical therapy department, an ancillary surgery center, and multiple imaging centers in throughout Oklahoma City . Kindred Healthcare, LLC is a healthcare services company based in Louisville, KY with annual revenues of approximately $ 3 . 3 billion . At December 31 , 2018 , Kindred through its subsidiaries had approximately 35 , 700 employees providing healthcare services in 1 , 789 locations in 45 states, including 74 long - term acute care hospitals, 22 inpatient rehabilitation hospitals, 11 sub - acute units, 96 inpatient rehabilitation units (hospital - based) and contract rehabilitation service businesses which served 1 , 586 non - affiliated sites of service . Kindred is ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years . Carrus Hospital is located in Sherman, TX and provides acute rehabilitative care and long term acute care . Accredited with The Joint Commission’s Gold Seal of Approval, Carrus Hospital serves Sherman, Durant, Denison, Gainesville, Denton, McKinney, Plano, Bonham, Lewisville, Carrollton, Fort Worth, Dallas, Oklahoma City and beyond . Pipeline Health is a privately - held, community - based hospital ownership and management company based in Los Angeles . The principals of Pipeline Health have more than 250 years of collective experience in clinical medicine, finance, hospital operations and acquisitions . Pipeline’s growing business, through its affiliates, includes : Emergent Medical Associates, a leading provider of ER serving 20 + hospital sites and 900 , 000 patients annually ; Integrated Anesthesia Medical Group, with 100 providers performing 15 , 000 procedures annually ; Avanti Hospitals, a Los Angeles health system with four hospitals, 400 + beds and 55 , 000 ER visits annually ; Cloudbreak, a telemedicine company with 75 , 000 monthly encounters in 700 hospitals ; Pacific Healthworks, a physician practice management company ; Benchmark Hospitalists ; four community hospitals in Chicago and Dallas, and a recent addition of 22 freestanding EDs upon a merger with Adeptus Health . Curahealth is a growing national platform currently consisted of 12 long - term acute care (LTAC) hospitals under the brand of Curahealth Hospitals and six inpatient rehabilitation facilities (IRF) under the brand of Cobalt Rehabilitation . The platform is a portfolio company sponsored by Nautic Partners, a middle - market private equity group focused on three specialties including healthcare . Nautic currently invests in six healthcare companies including Curahealth and had previously invested in and exited from 14 healthcare companies including Reliant Hospital Partners, an IRF operator that was later sold to Encompass . Select Medical (B 1 ) is headquartered in Mechanicsburg, PA and one of the largest operators of critical illness recovery hospitals (previously referred to as long term acute care hospitals), rehabilitation hospitals (previously referred to as inpatient rehabilitation facilities), outpatient rehabilitation clinics, and occupational health centers in the U . S . based on the number of facilities . As of December 31 , 2018 , Select Medical operated 96 critical illness recovery hospitals in 27 states, 26 rehabilitation hospitals in 11 states, and 1 , 662 outpatient rehabilitation clinics in 41 states . Select Medical’s joint venture subsidiary Concentra operated 524 occupational health centers in 41 states . Prospect Medical Holdings (B 3 ) was Established in 1996 , and has grown into a significant provider of coordinated regional healthcare services in Southern California, Connecticut, New Jersey, Pennsylvania, Rhode Island and South Central Texas . In addition to their medical groups, they own 20 acute and behavioral hospitals that are located in diverse areas within Southern California, Connecticut, New Jersey, Pennsylvania, Rhode Island and South Central Texas and maintain competitive market positions in the areas they serve . All of their facilities aim to provide a comprehensive range of services tailored to their specific communities, including partnerships with other hospitals, physicians and health plans . Trinity Health (Aa 3 ) is one of the largest multi - institutional Catholic health care delivery systems in United States, serving diverse communities that include more than 30 million people across 22 states . Trinity Health includes 92 hospitals, as well as 106 continuing care locations that include PACE programs, senior living facilities, and home care and hospice services . Its continuing care programs provide nearly 2 million visits annually . Based in Livonia, Michigan, and with annual operating revenues of $ 19 . 3 billion and assets of $ 27 billion, the organization returns $ 1 . 2 billion to its communities annually in the form of charity care and other community benefit programs . Trinity Health employs about 129 , 000 colleagues, including 7 , 500 employed physicians and clinicians . 14 3Q - 2019| Earnings Supplemental

Real Estate Portfolio (as of September 30, 2019, see page 17 for footnotes) 15 Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) MedExpress - Urgent Care MSO Morgantown, WV 1 Office 25,000 9.7 $600 $24.00 MedExpress - Urgent Care MSO Covenant Surgical Partners - Arizona Centers for Digestive Health Gilbert, AZ 2 MOB/ASC 14,052 9.9 $388 $27.61 Covenant Surgical Partners Mission Health Medical Office Livonia, MI 1 MOB 61,621 3.2 $855 $13.87 Trinity Health/ Ascension Advocate Dreyer Clinic Aurora, IL 1 Office 50,000 5.6 $1,019 $20.38 Advocate Dreyer Clinic Bannockburn Medical Office Bannockburn, IL 1 MOB 44,063 6.3 $520 $11.80 Illinois Bone and Joint Institute East Lansing Medical Office Portfolio Lansing, MI 3 MOB/ASC 42,817 8.5 $852 $19.90 Genesis Surgery Center California Cancer Associates for Research and Excellence (cCare) San Marcos, CA 1 MOB 20,230 7.8 $864 $42.69 California Cancer Associates for Research and Excellence (cCare) Mercy Rehabilitation Hospital Oklahoma City Oklahoma City, OK 1 IRF 53,449 8.0 $1,872 $35.02 Kindred/ Mercy Saint Joseph Rehabilitation Institute Mishawaka, IN 1 IRF 45,920 5.3 $1,464 $31.89 Trinity Cobalt Rehabilitation Hospital of Surprise Surprise, AZ 1 IRF 54,575 11.2 $1,971 $36.12 Cobalt Rehabilitation Encompass Health Rehabilitation Hospital of Desert Canyon Las Vegas, NV 1 IRF 53,260 5.7 $1,504 $28.24 Encompass Health East Valley Gastroenterology & Hepatology Associates Chandler, AZ 3 MOB/ASC 39,305 10.5 $1,177 $29.96 East Valley Gastroenterology & Hepatology Associates/ USPI AMG Specialty Hospital Zachary, LA 1 LTACH 12,424 16.7 $409 $32.91 AMG Specialty Hospital Citrus Valley Medical Associates Corona, CA 1 MOB 41,803 11.2 $1,204 $28.80 Citrus Valley Medical Associates Prospect Medical Vernon, CT 2 MOB/Dialysis/Administrative 58,550 11.95 $774 $13.22 Prospect ECHN / Prospect Medical Holdings, Inc. Heartland Women's Healthcare Southern IL 6 MOB 64,966 9.96 $1,164 $17.92 Heartland Women's Healthcare / USA OBGYN Management Cancer Center of Brevard Melbourne, FL 1 Cancer Center 19,074 3.7 $636 $33.32 Brevard Radiation Oncology / Vantage Oncology TriHealth Cincinnati, OH 1 MOB 18,820 6.3 $313 $16.64 TriHealth Foot and Ankle Specialists Bountiful, UT 1 MOB 22,335 14.1 $380 $17.00 Foot and Ankle Specialists of Utah / physician guaranty Rock Surgery Center Derby, KS 1 ASC 16,704 7.7 $255 $15.25 Rock Surgery Center/Rock Medical Assets Valley ENT McAllen, TX 1 MOB 30,811 9.9 $448 $14.54 Valley ENT Memorial Health System Belpre, OH 4 MOB/Img/ER/ASC 155,600 9.5 $5,363 $34.47 Marietta Memorial Orlando Health Orlando, FL 5 MOB 59,644 4.5 $1,248 $20.92 Orlando Health City Hospital at White Rock Dallas, TX 1 Acute Hospital 236,314 18.4 $2,289 $9.69 Pipeline East Dallas Gainesville Eye Gainesville, GA 1 MOB/ASC 34,020 10.4 $792 $23.28 SCP Eyecare Services Northern Ohio Medical Specialists Fremont, OH 1 MOB 25,893 10.4 $624 $24.09 Northern Ohio Medical Specialists Fresenius Kidney Care Moline, IL 2 MOB 27,173 11.6 $548 $20.17 Quad City Nephrology/Fresenius Medical Care Holdings Respiratory Specialists Wyomissing, PA 1 MOB 17,598 8.2 $413 $23.46 Berks Respiratory Zion Eye Institute St. George, UT 1 MOB/ASC 16,000 10.2 $408 $25.50 Zion Eye Institute Kansas City Cardiology Lee’s Summit, MO 1 MOB 12,180 5.3 $280 $23.03 Kansas City Cardiology Amarillo Bone & Joint Clinic Amarillo, TX 1 MOB 23,298 10.2 $606 $26.01 Amarillo Bone & Joint Clinic Albertville Medical Building Albertville, MN 1 MOB 21,486 9.3 $489 $22.76 Stellis Health 3Q - 2019| Earnings Supplemental

Real Estate Portfolio 16 (as of September 30, 2019, see page 17 for footnotes) Property Location # of Bldgs Facility Type Net Leasable Square Feet Lease Years Remaining Annualized Rent (1) ($ in 000’s) Annualized Rent Per Square Foot (1) Tenant/Guarantor (2) Heartland Clinic Moline, IL 1 MOB/ASC 34,020 13.7 $927 $27.24 Heartland Clinic Central Texas Rehabilitation Clinic Austin, TX 1 IRF 59,258 7.6 $3,060 $51.64 CTRH, LLC / Kindred Health Conrad Pearson Clinic Germantown, TN 1 MOB/ASC 33,777 4.6 $1,518 $44.94 Urology Center of the South/Physician guarantees Cardiologists of Lubbock Lubbock, TX 1 MOB 27,280 9.9 $624 $22.89 Lubbock Heart Hospital/Surgery Partners, Inc. Carrus Specialty Hospital Sherman, TX 1 IRF/LTACH 69,352 17.7 $2,685 $38.72 SDB Partners, LLC Texas Digestive Fort Worth, TX 1 MOB 18,084 8.7 $453 $25.06 Texas Digestive Disease Consultants Lonestar Endoscopy Flower Mound, TX 1 ASC 10,062 7.0 $300 $29.82 Lonestar Endoscopy Center, LLC Unity Family Medicine Brockport, NY 1 MOB 29,497 11.2 $621 $21.04 Unity Hospital of Rochester Oklahoma Center for Orthopedic & Multi - Specialty Surgery Oklahoma City, OK 3 Surgical Hospital/ Physical Therapy/ASC 97,406 13.5 $3,635 $37.32 OCOM/INTEGRIS; USPI; physician guaranty Southlake Heart & Vascular Institute Clermont, FL 1 MOB 18,152 3.1 $380 $20.93 Orlando Health, Southlake Hospital, Vascular Specialists of Central Florida Thumb Butte Medical Center Prescott, AZ 1 MOB 12,000 7.4 $382 $31.83 Thumb Butte Medical Center/Physician Guaranty Las Cruces Orthopedic Las Cruces, NM 1 MOB 15,761 9.3 $369 $23.41 Las Cruces Orthopedic Associates Geisinger Specialty Care Lewisburg, PA 1 MOB/Img 28,480 3.6 $556 $19.52 Geisinger Health Southwest Florida Neurological & Rehab Cape Coral, FL 1 MOB 25,814 7.3 $551 $21.33 Southwest Florida Neurosurgical Associates Encompass Mechanicsburg Mechanicsburg, PA 1 IRF 78,836 1.6 $1,962 $24.89 Encompass Encompass Altoona Altoona, PA 1 IRF 70,007 1.6 $1,747 $24.96 Encompass Encompass Mesa Mesa, AZ 1 IRF 51,903 5.1 $1,815 $34.97 Encompass Piedmont Healthcare Ellijay, GA 3 MOB 44,162 6.7 $386 $8.75 Piedmont Mountainside Hospital, Inc. Carson Medical Group Clinic Carson City, NV 2 MOB 20,632 4.1 $365 $17.69 Carson Medical Group Northern Ohio Medical Specialists Sandusky, OH 8 MOB 55,760 8.1 $885 $15.87 Northern Ohio Medical Specialists Brown Clinic Watertown, SD 3 MOB/Img 48,132 12.0 $736 $15.29 Brown Clinic East Orange General Hospital East Orange, NJ 1 MOB 60,442 7.0 $1,000 $16.55 Prospect Medical Holdings, Inc. Berks Eye Surgery Center Wyomissing, PA 1 ASC 6,500 6.8 $248 $38.12 Berkshire Eye Berks Physicians & Surgeons Wyomissing, PA 1 MOB 17,000 6.8 $463 $27.23 Berks Eye Physicians & Surgeons Marina Towers Melbourne, FL 1 MOB/Img 75,899 6.5 $1,149 $15.14 Marina Towers, LLC/First Choice Healthcare Solutions, Inc. Surgical Institute of Michigan Detroit, MI 1 MOB/ASC 15,018 6.5 $409 $27.25 Surgical Institute of Michigan/Surgical Management Professionals Star Medical Center (3) Plano, TX 1 Surgical Hospital 24,000 16.3 $1,343 $55.95 Star Medical Center/Lumin Health Gastro One Memphis, TN 6 MOB/ASC 52,266 8.2 $1,346 $25.75 Gastroenterology Center of the MidSouth Associates in Ophthalmology West Mifflin, PA 1 MOB/ASC 27,193 11.0 $799 $29.39 Associates Surgery Centers, LLC, Associates in Ophthalmology, Ltd. Orthopedic Surgery Center of Asheville Asheville, NC 1 ASC 8,840 2.4 $252 $28.52 Orthopedic Surgery Center of Ashville/Surgery Partners Select Medical Hospital Omaha, NE 1 LTACH 41,113 3.8 $1,870 $45.48 Select Specialty Hospital – Omaha, Inc./Select Medical Corporation Total Portfolio/Average 101 2,595,631 8.9 $64,565 $24.87 3Q - 2019| Earnings Supplemental

Disclosures Rent Coverage Ratio (see pages 11 and 13 ) For purposes of calculating our portfolio weighted - average EBITDARM coverage ratio (“Rent Coverage Ratio”), we excluded medical office buildings and other non - hospital tenants that are themselves credit rated or are subsidiaries of credit - rated health systems . These ratios are based on latest available information only, some of which may be more than one year old . Most tenant financial statements are unaudited and we have not independently verified any tenant financial information (audited or unaudited) and, therefore, we cannot assure you that such information is accurate or complete . Certain tenants (approximately 6 % of our portfolio) are excluded from the calculation due to lack of available financial information or, with respect to the City Hospital at White Rock and Star Medical Center properties, a lack of relevant operating history with a new tenant operator . Additionally , certain components of our Rent Coverage Ratio include management assumptions to adjust for differences in tenant businesses, accounting and reporting practices, including, but not limited to, adjustments (i) for non - cash charges, (ii) for physician distributions and compensation, (iii) for differences in fiscal year, (iv) for changes in financial statement presentation and (v) for straight - line rent . Management believes that all adjustments are reasonable and necessary . Real Estate Portfolio (see pages 15 and 16 ) Data as of September 30, 2019. (1) Monthly base rent at September 30 , 2019 (or estimated NOI for cCare , East Lansing, Bannockburn and Mission Health properties) multiplied by 12 . Accordingly , this methodology produces an annualized amount as of a point in time but does not take into account future contractual rental rate in creases. (2) Certain lease guarantees are for less than 100% of the contractual rental payments. (3) Carrus Specialty Hospital does not include 12,000 square feet of shell space. Additional Information The information in this document should be read in conjunction with the Company’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K, and other information filed with, or furnished to, the SEC . You can access the Company’s reports and amendments to those reports filed or furnished to the SEC pursuant to Section 13 (a) or 15 (d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www . globalmedicalreit . com) under “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC . The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into, this Earnings Supplemental . You also can review these SEC filings and other information by accessing the SEC’s website at http : //www . sec . gov . Certain information contained in this package, including, but not limited to, information contained in our Top 10 tenant profiles is derived from publicly - available third - party sources . The Company has not independently verified this information and there can be no assurance that such information is accurate or complete . 17 (as of September 30, 2019) 3Q - 2019| Earnings Supplemental

Evelyn Infurna Evelyn.Infurna@icrinc.com 203.682.8265 Kara Smith Kara.Smith@icrinc.com 646.277.1211 www.globalmedicalreit.com NYSE: GMRE INVESTOR RELATIONS